UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.       Completion of Acquisition or Disposition of Assets
This amended current report on Form 8-K (this “Amendment”) is being filed by Knoll, Inc. (“Knoll”) for the purpose of amending item 9.01 Financial Statements and Exhibits of that certain current report on Form 8-K originally filed by Knoll with the U.S. Securities and Exchange Commission (“SEC”) on January 25, 2018 (the “Original Form 8-K”) in connection with the completed acquisition of one hundred percent (100%) of the shares of Muuto Holding ApS and MIE4 Holding 5 ApS (the “Muuto Acquisition” or “Muuto”) by our subsidiary, Knoll Denmark ApS (“Knoll Denmark”). As indicated in the Original Form 8-K, this amendment is being filed to provide financial statements and pro forma financial information required by Items 9.01(a) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC. Accordingly this Amendment should be read in conjunction with the Original Form 8-K.
Item 9.01.      Financial Statements and Exhibits
(a) Pro Forma Financial Information

•
The unaudited pro forma condensed combined financial information giving effect to the acquisition of Muuto Holdings ApS, are filed as Exhibit 99.1 to this current report on Form 8-K/A and is incorporated herein by reference.

(b) Financial Statements of Business Acquired
The following financial statements of Muuto Holdings ApS are being filed as exhibits hereto and are incorporated by reference herein:

•
The audited consolidated balance sheet of Muuto Holdings ApS as of December 31, 2017, the audited consolidated statements of operations and comprehensive income, equity and cash flows for the year then ended, and notes related thereto, are filed as Exhibit 99.2 to the current report on Form 8-K/A and are incorporated by reference into this Item 9.01(a).

MIE4 Holding 5 ApS is a holding company with no operations or business activities and thus has been excluded from (a) the Pro Forma Financial Information and (b) the Financial Statements of Business Acquired on the basis of materiality.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: April 12, 2018	By:	/s/ Charles W. Rayfield

Charles W. Rayfield
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Unaudited pro forma condensed combined financial statements of Knoll, Inc. and Muuto Holding ApS as of and for the year ended December 31, 2017

99.2
The audited consolidated balance sheet of Muuto Holdings ApS as of December 31, 2017, and the audited consolidated statements of operations and comprehensive income, equity and cash flows for the year then ended, and the notes related thereto.